UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 27, 2004

            GreenPoint Mortgage Securities LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-108405	20-0326233
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive Novato, California	94945
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 878-5292

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events1

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), as amended by Amendment No. 1 on Form 10K/A of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on November 19, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries, as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2003 and for the periods ending September  30, 2003 and September 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ending September 30, 2003 (which was filed with the Securities and Exchange Commission on November 14, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003, July 18, 2003 and October 17, 2003 as such Current Reports related to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (no. 333-108405) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Greenpoint Home Equity Loan Trust, Series 2004-1.

Item 7.

Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.

Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries

Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPOINT MORTGAGE

SECURITIES LLC

By:

/s/ Nathan Hieter

Name:

Nathan Hieter

Title:

Vice President

Dated:  January 27, 2004

EXHIBIT INDEX

Exhibit No.	Description	Page No.
23	Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries	6

Exhibit 23

Consent of Experts and Counsel

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors

Ambac Assurance Corporation

We consent to the incorporation by reference in the registration statement (No. 333-108405) of Greenpoint Mortgage Securities LLC (the “Registrant”), and in the Prospectus Supplement of the Registrant (the “Prospectus Supplement”), via the Form 8-K of the Registrant dated January 27, 2004 of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003, as amended by Amendment No. 1 on Form 10K/A of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on November 19, 2003, and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.

  /s/ KPMG LLP

KPMG LLP

New York, New York

January 27, 2004